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ASSIGNMENT AGREEMENT ENTERED INTO BY AND BETWEEN ORIX GLOBAL COMMUNICATIONS,
INC., REPRESENTED BY MR. ROBERT A. MICHEL (HEREINAFTER THE "ASSIGNOR"), AND LATIN GATE DE MEXICO, S.A. DE C.V, REPRESENTED BY MR. ROBERT A. MICHEL (HEREINAFTER THE "ASSIGNEE"), WITH THE PARTICIPATION OF TRUST F/3959 OF BANCO DEL ATLANTICO REPRESENTED BY MR. DIEGO ZAMORA MEES (HEREINAFTER THE "LESSOR"), PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

                                    RECITALS

I. The Assignor declares through its representative:

     a. Whereas it is a company duly organized in accordance with the laws of the State of Nevada, United States of America,

     b. Whereas, as Lessee, on November 24, 1997, it entered into a lease agreement (hereinafter the "Lease") attached hereto as Exhibit "A" with the Lessor,

     c. Whereas Clause Sixteenth of the Lease provides that the Lessee (Assignor herein) may assign its rights under the Agreement to any of its subsidiaries and in accordance with Mexican law, subject only to the advanced written notice from the Lessee and the written consent of the Lessor,

     d. Whereas on March 25, 1998, the Lessee (Assignor herein) notified in writing to the Lessor its decision to assign its rights and obligations under the Lease to Assignee, and that on March 27, 1998, the Lessor authorized in writing the Assignor to assign its rights and obligations under the Lease to the Assignee and that such writings are attached hereto as Exhibit B and Exhibit C, respectively.

II. The Assignee declares through its representative.

     a. Whereas it is a company duly organized in accordance with the laws of Mexico, as evidenced by a copy of Public Instrument number 63,233, dated February 13, 1997, before Carlos Hermosillo Perez, Notary Public number 44 of the Federal District, attached hereto as Exhibit D.

     b. Whereas, Mr. Robert Michel is duly authorized to represent the Assignee, as evidenced in Public Instrument number 11,084, dated February 18, 1998, before Mr. Heriberto Castilla. Notary Public number 69 of the Federal District, attached hereto as Exhibit E.


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     c.   Whereas it is a subsidiary of the Assignor, duly registered before the
          Federal Taxpayers' Registry under LGM 970228 6X2.

     d. Whereas it is aware of the contents of and all the rights and obligations existing under the Lease.

III. The Lessor declares through its representative:

     a.   Whereas on November 24, 1997, it executed the Lease with the Lessor.

                                    CLAUSES

FIRST. OBJECT. The Assignor hereby assigns to the Assignee, and the Assignee hereby accepts the assignment of, all the rights and obligations of the Assignor under the Lease.

SECOND. GUARANTOR In accordance with the provisions of Clause Sixteenth of the Lease, the Assignor hereby guarantees all the obligations assumed by the Assignee under the present Agreement.

THIRD. CONSIDERATION. The parties agree that the present assignment be gratuitous.

FOURTH. EFFECTIVE DATE. This Agreement shall take effect as of the date hereto, April 1, 1998. Any rents and/or payments of any kind under the Lease payable by the Assignor to the Lessor prior to the date hereto shall not constitute part of the present assignment.

FIFTH. NOTICES. Effective as of April 1, 1998, all notices related to the Lease that shall be given to the assignee shall be served in writing, at the following address, unless otherwise changed by written notice:

LATIN GATE DE MEXICO, S.A. DE C.V.
Attention: Mr. Robert A. Michel or Designee
Insurgentes Sur 1605 Modulo "D" 10 Floor
Colonia San Jose Insurgentes
Mexico D.F., 01000

SIXTH. CONSENT. Lessor hereby consents to the assignment described herein,

SEVENTH. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the United Mexican States.


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EIGHTH. LANGUAGE. The present Agreement is signed in triplicate and in both the
Spanish and English language. In the event of a controversy, however, the Spanish version shall prevail

IN WITNESS WHEREOF, the parties sign this Agreement through their duly authorized representatives, this 1st day of April 1998.

   THE ASSIGNOR                                     THE ASSIGNEE

/s/ ROBERT A. MICHEL                          /s/ ROBERT A. MICHEL
------------------------                      ---------------------------
ROBERT A. MICHEL                              ROBERT A. MICHEL



                                   THE LESSOR

                              /s/ ROBERT A. MICHEL
                           ---------------------------
                                DIEGO ZAMORA MEES



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